Exhibit 10(a)

AMENDMENT NO. 4

TO

CREDIT AND SECURITY AGREEMENT

AMENDMENT NO. 4 to CREDIT AND SECURITY AGREEMENT  (this “Amendment”), dated as of April 30, 2002, by and between ASTREX, INC. (“Borrower”), T.F. CUSHING, INC (“TFCI”), AVEST, INC. (“Avest”), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (the “Lender”).  All capitalized terms unless defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, TFCI and Fleet National Bank (the “Bank”) executed and delivered a certain Credit and Security Agreement, dated as of July 9, 1997, which was amended by an Amendment No. 1 (“Amendment No.1”), dated as of August 31, 1998, by an Amendment No. 2 (“Amendment No. 2”), dated as of December 18, 1998, and by an Amendment No. 3 (“Amendment No. 3”), dated as of May 14, 1999 (as so amended, the “Credit Agreement”); and

WHEREAS, the Bank has assigned its rights under the Credit Agreement to the Lender; and

WHEREAS, the Credit Agreement provides for, among other things, a $3,150,000 revolving credit facility and an $850,000 term loan facility; and

WHEREAS, TFCI and Avest have each guaranteed repayment of the Borrower’s obligations to the Lender under the Credit Agreement pursuant to their respective Guaranty Agreements, each dated as of July 9, 1997; and

WHEREAS, the Borrower and TFCI have requested that the Lender provide for a $550,000 letter of credit sub-facility under the existing revolving credit facility, extend the Revolving Credit Loan Termination Date and the Term Loan Maturity Date, and agree to certain other amendments to the Credit Agreement; and

WHEREAS, the Lender has agreed to such request provided that, among other conditions precedent, (a) the Borrower and TFCI execute and deliver this Amendment and (b) TFCI and Avest execute and deliver a Guaranty Confirmation Agreement of even date herewith (the “Guaranty Confirmation Agreement”).

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

PART I.   AMENDMENTS TO THE CREDIT AGREEMENT

Section 1.  Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

1.2           Revolving Credit Loans and Reserves.

(a)           Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of the Borrower contained herein, the Lender agrees to make available to the Borrower from time to time, prior to the Revolving Credit Loan Termination Date, upon the request of the Borrower, revolving credit loans (each a “Revolving Credit Loan” and collectively the “Revolving Credit Loans”) in an aggregate principal amount not to exceed, at any one time outstanding, the Revolving Credit Maximum Amount and, provided, that at no time shall the sum of (i) the then aggregate outstanding Revolving Credit Loans plus (ii) the then aggregate outstanding Letter of Credit Obligations exceed the Revolving Credit Maximum Amount.

(b)           In addition to any of its other rights hereunder, the Borrower, pursuant to said terms and subject to said conditions, may borrow, repay and reborrow the Revolving Credit Loans up to, at any one time outstanding, the Revolving Credit Maximum Amount.  Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate in its reasonable credit judgment, against the amount of Revolving Credit Loans and/or Letters of Credit which Borrower may otherwise request hereunder.  Such reserves shall be calculated (as deductions) in determining the Borrowing Base.

Section 2.  Section 1.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

1.5           Payment of Principal and Interest and Other Amounts.  The Borrower shall pay the unpaid principal of all Revolving Credit Loans on the Revolving Credit Maturity Date and of the Term Loan on the Term Loan Maturity Date.  Interest on the Revolving Credit Loans shall be due and payable, in arrears, on each Revolving Credit Interest Payment Date and also on the Revolving Credit Maturity Date.  Interest on the Term Loan shall be due and payable, in arrears, on each Term Loan Interest Payment Date and also on the Term Loan Maturity Date.  (The Lender in its sole and absolute discretion may make a Revolving Credit Loan to cover an interest payment due on a

Revolving Credit Interest Payment Date and/or on a Term Loan Interest Payment Date; provided, that it is understood and agreed that the Lender shall have no obligation to do so).  Payments of the Reimbursement Obligations shall be made as set forth in Sections 1.14 and 1.16 below.  All payments of principal, interest, Reimbursement Obligations and other amounts due hereunder or under any of the Notes shall be made without any deductions whatsoever, including, but not limited to, any deduction for any set-off, recoupment, or counterclaim.  All payments shall be made in United States Dollars and immediately available funds.  Unless the Lender otherwise agrees (and subject to Section 1.8 below), all payments shall first be applied to fees, costs and expenses which the Borrower is obligated to pay under the Financing Documents, then to accrued and unpaid interest and then to unpaid principal and Reimbursement Obligations (nothing contained herein shall limit the rights of the Lender under Section 7.4).  If any payment hereunder or under any of the Notes or other Financing Documents shall be specified to be made upon a day which is not a Business Day, it shall (subject to the provisions regarding Business Days in the definition of Interest Period) be made on the next succeeding day which is a Business Day and such extension of time shall in such case, to the extent applicable, be included in computing any interest in connection with such payment.  The records of the Lender shall be prima facie evidence of the making of any Loans, any accrued interest thereon, any drawings on any Letters of Credit, the amount of Loans bearing interest at the Prime Rate or with reference to the Libor Rate, and all principal and interest payments made in respect thereof including with respect to Reimbursement Obligations; provided, that no failure of the Lender to timely record any transaction, or any error in any such recordation, shall in any way affect or impair any liability or other obligation of the Borrower to the Lender.

Section 3.  Section 1.6(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii)          If any change in any Legal Requirement shall (1) make it unlawful for Lender to fund through the purchase of U.S. Dollar deposits any LIBOR Revolving Credit Portion or LIBOR Term Loan Portion or otherwise give effect to its obligations as contemplated under this Section 1.6(b) (or other applicable provision hereof) or (2) shall impose on Lender any additional restrictions on the amount of such a category of liabilities or assets which Lender may hold, then, in each such case, Lender may, by notice thereof to Borrower, terminate the LIBOR Option.  If any change in any Legal Requirement shall impose on Lender (or Lender’s holding company) any additional costs (not already taken into account under Eurocurrency Reserve Requirements) based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of Lender which includes any LIBOR Revolving Credit Portion or LIBOR Term Loan

Portion or there shall be imposed on Lender (or Lender’s holding company) or the London interbank market any other condition (with respect to a Legal Requirement or otherwise and including without limitation any conditions relating to capital adequacy) with respect to or affecting this Agreement or the Loans or any Letter of Credit issued by the Lender and the result of such condition is to impose any additional costs on the Lender (including, without limitation, any reduction in Lender’s return), then Borrower shall, upon demand of Lender, pay to Lender the amount of any and all such additional costs.  Also, at the Lender’s option, the LIBOR Revolving Credit Portion or LIBOR Term Loan Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Prime Rate Revolving Credit Portions or the Prime Rate Term Loan Portion, as the case may be, pursuant to Section 1.4 above.  Borrower shall indemnify Lender against any loss, penalty or expense incurred by Lender due to liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain any LIBOR Revolving Credit Portion or LIBOR Term Loan Portion that is terminated under this paragraph.

Section 4.  Section 1.7(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)           To the extent that at any time the sum of (i) the aggregate unpaid principal amount of the Revolving Credit Loans, plus (ii) the then outstanding Letter of Credit Obligations shall exceed the Borrowing Base or otherwise shall exceed the Revolving Credit Maximum Amount, the Borrower shall immediately prepay the Revolving Credit Loans (with such prepayment to be in the amount of such excess); provided, that, if the Borrower prepays the Revolving Credit Loans in full and any part of such excess still remains, the Borrower shall deliver to the Lender cash in an amount equal to such remaining part, with such cash to be held as collateral by the Lender for the payment of any Letter of Credit Obligations (and any other Secured Obligations).  The Borrower shall specify in writing that a prepayment is being made pursuant to this Section 1.7(d).

Section 5.  Section 1.7 of the Credit Agreement is hereby amended by adding the following clause (f):

(f)            Notwithstanding anything to the contrary in this Agreement, at the effective date of termination of this Agreement by reason of the Borrower’s prepayment of the Loans in full, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Financing Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 3% of the aggregate outstanding amount of the Loans and the Letter of Credit Obligations (collectively, the “Obligations”) if termination occurs between the date hereof and

April 1, 2003, 2% of the aggregate outstanding amount of the Obligations if termination occurs between April 2, 2003 and April 1, 2004, and 1% of the aggregate outstanding amount of the Obligations if termination occurs between April 2, 2004 and April 1, 2005.

Section 6.  With respect to Sections 1.7(c) and 1.8 of the Credit Agreement, it is hereby agreed that monies in the cash collateral account may, in addition to being applied to other Secured Obligations, also be applied to outstanding Reimbursement Obligations and, if there is an Event of Default, also held as cash collateral for (among other obligations) any and all Letter of Credit Obligations.

Section 7.  Section 1.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

1.10         Further Assurances.  Each of the Borrower and TCFI hereby agrees to do and perform any and all acts and to execute any and all further instruments from time to time reasonably requested by the Lender or Issuer to more fully effect the purposes of this Agreement and the issuance of any Letters of Credit.

Section 8.  Section 1.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

1.11         Fees.  The Borrower shall pay to the Lender (a) quarterly in arrears on the first Business Day of each January, April, July, and October of each year commencing on                            April 1, 2002 (and also on the Revolving Credit Maturity Date), a letter of credit fee, for each day, equal to the product of (i) a per annum rate of one and one-half percent (1.50%) multiplied by (ii) the average daily aggregate amount available to be drawn under all outstanding Letters of Credit, and (b) all amounts due Lender in accordance with Section 1.14(a) of this Agreement.

Section 9.  Sections 1.12, 1.13, 1.14, 1.15 and 1.16 of the Credit Agreement are hereby inserted after Section 1.11:

1.12         Letters of Credit.  (a) The Lender, subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of Borrower contained herein, shall, upon the request of the Borrower, issue for the account of the Borrower letters of credit, in favor of such beneficiaries as the Borrower shall specify from time to time (which shall be reasonably satisfactory to the Lender) (such letters of credit being referred to herein as the “Letters of Credit”); provided that on the date of the issuance of any Letter of Credit, and after giving effect to such issuance, the then outstanding Letter of Credit Obligations shall not exceed $550,000.00; and, provided, further that at no time shall the sum of (i) the aggregate outstanding Revolving Credit

Loans plus (ii) the then outstanding Letter of Credit Obligations exceed the Revolving Credit Maximum Amount.

(b)  Each Letter of Credit shall, unless the Lender otherwise agrees, (i) have an expiry date no later than one (1) year from the date of issuance thereof, but in no case, shall such expiry date be later than the Revolving Credit Loan Termination Date; (ii) be denominated in Dollars (unless the Lender otherwise agrees), and (iii) be in a form acceptable to the Lender.

1.13         Procedure for Issuance of Letters of Credit.  The Borrower may from time to time, upon at least two (2) Business Days’ notice, request the Lender to cause to be issued a Letter of Credit by delivering to the Lender a letter of credit application (with accompanying reimbursement agreement), on a form provided by the Lender, completed to the reasonable satisfaction of the Lender, together with (unless the Lender otherwise agrees) a current Borrowing Base Certificate and such other certificates, documents and other papers and information as the Lender may reasonably request.  Upon receipt of any such letter of credit application, the Lender will process such application, and the other certificates, documents and other papers delivered in connection therewith, and determine whether the requested Letter of Credit will be issued on the date specified in the notice (but in no event (unless the Lender otherwise agrees) earlier than two (2) Business Days after receipt by the Lender of such letter of credit application and accompanying certificates, documents, and other papers relating thereto) by the Lender issuing the original of such Letter of Credit to the beneficiary thereof and by furnishing a copy thereof to the Borrower (provided, that, failure to supply such copy shall not impair any obligation of the Borrower, including any Reimbursement Obligation).

1.14         Payments.  (a) The Borrower shall respectively pay to the Lender any commissions, amounts and other fees charged by the Lender in connection with the issuance, maintenance or amendment of, or drawings on, any of the Letters of Credit.

(b)  The Borrower shall be obligated to reimburse the Lender for drawings under the Letters of Credit in accordance with the reimbursement agreement executed by the Borrower in connection with such Letter of Credit (if a reimbursement agreement is not so executed, reimbursement of the applicable drawing shall be immediately made by the Borrower upon the Lender notifying the Borrower that any such drawing has been made (and any such notification shall be deemed a demand by the Lender for such reimbursement)).  If the Borrower does not so immediately reimburse the Lender for the amount of the applicable drawing, the Borrower shall be deemed, under Section 1.6 hereof (and any other applicable provision hereof), to have requested the Lender to make a Revolving Credit Loan to the Borrower in an amount equal to the amount of such drawing and the Borrower hereby authorizes the Lender to make any such Revolving

Credit Loan and Borrower’s obligation to repay such Loan (with interest) shall be absolute and unconditional.  The proceeds of any such Loan shall be used to pay such Reimbursement Obligation.  Any such deemed request shall (unless the Lender otherwise agrees) be accompanied by a current Borrowing Base Certificate executed and delivered by Borrower.  Nothing contained herein shall, or shall be interpreted to, obligate the Lender to make such a Loan if the conditions under Article 3 hereof are not satisfied and if such Loan is not made, the Borrower shall still have the unconditional obligation to reimburse the Lender, on demand, for any drawing(s) under any Letter of Credit and the Borrower shall be further obligated to pay interest on the outstanding amount of any such reimbursement amount at a per annum rate equal to the Prime Rate (or, if an Event of Default then exists, at the Default Rate).

1.15         Letter of Credit Application.  The provisions of this Agreement with respect to any Letter of Credit shall be supplemental to, and not in derogation of, any rights and remedies of the Lender under any letter of credit application and/or reimbursement agreement or any other agreement or instrument related to the Letters of Credit or under Applicable Law.

1.16         Reimbursement.  The Borrower’s obligation to repay the Lender for Reimbursement Obligations with respect to any Letters of Credit shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of (among other things):

(a)           any lack of validity or enforceability of any Letter of Credit;

(b)           the existence of any claim, defense or other right that the Borrower or any other Person may at any time have against the beneficiary or the Issuer under any Letter of Credit or any other Person;

(c)           any draft or other document presented under a Letter of Credit proving to be forged fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

(d)           payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit.

The Borrower acknowledges and agrees that the rights and protections of the Lender set forth in this Section 1.16 are in addition to, and shall not be interpreted in any way to limit, any and all rights and protections afforded the Lender or Issuer in any letter of credit application, reimbursement agreement or other document executed by the Borrower in connection with any Letter of Credit.

Section 10.                  (a)  The phrase “make the Loans” in the opening paragraph of Article 2 of the Credit Agreement is hereby deleted and inserted in lieu thereof shall be the phrase “make the Loans or issue any Letter of Credit”.

(b)  Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.2           Corporate Authority; No Conflicts; Binding Agreements.  The execution, delivery and performance by the Borrower and each Guarantor of this Agreement, the Note and any other Financing Document to which Borrower and/or any such Guarantor is a party, and any borrowings hereunder, and the issuance of any Letter of Credit, have been duly authorized by all necessary corporate and, if required, stockholder action.  The execution, and delivery and performance of this Agreement, the Note, and any other Financing Document to which Borrower and/or any Guarantor is a party, and any borrowings hereunder, and the issuance of any Letter of Credit, are and will be within the Borrower’s or any such Guarantor’s, as the case may be, powers, corporate and otherwise, and do not and will not (i) violate any Applicable Law or Borrower’s or such Guarantor’s certificate of incorporation, by-laws or other organizational document or (ii) result in the breach of, conflict with, constitute a default under, or give rise to the right of acceleration or mandatory prepayment under, any material Contract or any judgment, decree or order which is binding upon the Borrower or any such Guarantor or to which the Borrower or any Guarantor or any of their respective properties may be subject, or result in the creation of any Lien (other than in favor of the Lender) upon any property or assets of the Borrower or any Guarantor pursuant to any Contract or any such judgment, decree or order.  This Agreement has been, and the Note and each other Financing Document to which the Borrower and/or any Guarantor is a party will be, duly executed and delivered on behalf of the Borrower or such Guarantor, as the case may be.  This Agreement constitutes, and the Note and each other Financing Document to which the Borrower and/or any Guarantor is a party when executed and delivered, will constitute, a legal, valid and binding obligation of the Borrower or such Guarantor, as the case may be, enforceable against the Borrower in accordance with its terms.  No Governmental Approval is or will be required in connection with the execution, delivery and performance of this Agreement or any other Financing Document or any borrowing hereunder.

(c)           The following sentence is hereby inserted at the end of Section 2.12:

The Borrower shall use the Letters of Credit for general business purposes.

Section 11.            (a)           Section 3.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

3.1           Initial Extension of Credit.  The effectiveness of the amendments set forth in this Agreement and the making of the first Revolving Credit Loan made on or after the date hereof and the issuance of the first Letter of Credit issued on or after the date hereof shall be subject (in addition to the conditions precedent set forth in Section 3.2 below) to the Borrower fulfilling the following conditions precedent:

(b)           Section 3.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

3.2           All Loans.  The making of each Revolving Credit Loan (whether the initial Revolving Credit Loan or any subsequent Revolving Credit Loan) and the making of the Term Loan and the issuance of any Letter of Credit shall be subject to the following additional conditions precedent:

(a)           Representations and Warranties True and Correct; No Event of Default.  (i) All of the representations and warranties made or deemed to be made under this Agreement or any other Financing Document shall be true and correct at the time of the disbursement of such Revolving Credit Loan, the issuance of any Letter of Credit or the disbursement of the Term Loan, as the case may be (except for the representation or warranty contained in Section 2.4 with respect to distributions to the extent it is no longer true by reason of a distribution made in accordance with, and permitted by, Section 5.7 below), with and without giving effect to the making of such Revolving Credit Loan, issuance of such Letter of Credit or the making of the Term Loan, as the case may be, and the application of the proceeds thereof, and (ii) no Event of Default or Default, shall have occurred and be continuing at such time, with and without giving effect to the making of such Loan or the issuance of such Letter of Credit, as the case may be, and the application of the proceeds thereof.  The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to such effect made to the Lender, if no written notice to the contrary is received by the Lender from the Borrower prior to the making of the such Loan or the issuance of such Letter of Credit, as the case may be.

(b)           Documents in Full Force and Effect.  All Financing Documents shall remain in full force and effect and not be terminated.  The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan or the issuance of the applicable Letter of Credit, as the case may be.

(c)           Corporate Actions in Full Force and Effect.  The corporate actions of the Borrower referred to in Section 3.1(a) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Lender.  The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan or the issuance of the applicable Letter of Credit, as the case may be.

(d)           No Material Adverse Change.  There has been no material adverse change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any Guarantor since the date of any financial statements delivered to the Lender prior to or after the date of this Agreement.  The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan or the issuance of the applicable Letter of Credit, as the case may be.

(e)           Request and Borrowing Base Certificate.  The Borrower shall have requested the applicable Loan or the issuance of the applicable Letter of Credit, as the case may be, and Borrower shall have also supplied and/or executed any other applicable documentation, including, in the case of such Revolving Credit Loan or Letter of Credit, a Borrowing Base Certificate, in accordance with the applicable terms and provisions hereof (provided, however, that so long as the Borrowing Base equals or exceeds $1,000,000, the Borrower shall be permitted to submit Borrowing Base Certificates on a monthly basis within fifteen days after the end of each month; and provided further, that at any time during which the Borrowing Base is less than $1,000,000, Borrower shall furnish a Borrowing Base Certificate to the Lender on a daily basis).

(f)            Not Exceed Revolving Credit Maximum Amount.  In the case of any Revolving Credit Loan or Letter of Credit, immediately prior to and after the applicable Revolving Credit Loan is made or Letter of Credit is issued, the sum of outstanding Revolving Credit Loans plus the outstanding Letter of Credit Obligations shall not exceed the Revolving Credit Maximum Amount.  The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Revolving Credit Loan.

Any request by the Borrower for the borrowing of a Loan or the issuance of a Letter of Credit shall be deemed a representation and warranty hereunder that the conditions precedent under Sections 3.2(a), (b) (c), (d) and (f) above are satisfied with respect to such borrowing.

Section 12.            Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

3.3           Waiver.  The Lender, in its sole and absolute discretion, may waive a condition(s) precedent with respect to the making of any Loan or the issuance of any Letter of Credit.  The giving of a waiver on one occasion shall not obligate the Lender to grant a waiver on any other occasion.

Section 13.            The opening paragraph of Article 4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Borrower (and to the fullest extent applicable, TFCI) covenants and agrees with the Lender that, until payment in full of the Loans and Letter of Credit Obligations, payment and performance by the Borrower and Guarantors of all of their other obligations under the Financing Documents and the termination of the Revolving Credit Facility and the Letter of Credit Facility and the expiration of all Letters of Credit, unless the Lender otherwise consents in writing, the Borrower shall and shall cause its Subsidiaries to:

Section 14.            Section 4.2.A of the Credit Agreement is amended by amending and restating clause (iv) thereof to read in its entirety as follows:

(iv) within 15 days after the end of each month, a Borrowing Base Certificate as of the end of such month, in form and substance acceptable to the Lender (provided, however, that at any time during which the Borrowing Base is less than $1,000,000, Borrower shall submit such Borrowing Base Certificates on a daily basis).

Section 15.            With respect to the second paragraph of Section 4.3 of the Credit Agreement, it is hereby agreed that the crediting against Secured Obligations shall be in such order as the Lender may direct and may include holding the applicable proceeds (or portion thereof) as cash collateral for the Letter of Credit Obligations.

Section 16.            The opening paragraph of Article 5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Borrower (and, to the fullest extent applicable, TFCI) covenants and agrees with the Lender that, until payment in full of all Loans and all Letter of Credit Obligations, payment and performance by the Borrower and Guarantors of all of their other obligations under the Financing Documents and the termination of the Revolving Credit Facility, the Term Loan Facility and the Letter of Credit Facility and expiration of all Letters of Credit, unless the Lender otherwise consents in writing, the Borrower shall not, and shall cause its Subsidiaries not to (directly or indirectly):

Section 17.            The phrase “Revolving Credit Facility exists” in the second line of Section 6.4 of the Credit Agreement is hereby deleted and inserted in lieu thereof shall be the phrase “Revolving Credit Facility or Term Loan Facility exists or any Letter of Credit Obligation remains outstanding”.

Section 18.            Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                  Borrower shall fail to make any payment of any interest or principal, or to pay any Reimbursement Obligation, when any of same shall become due under this Agreement or any other Financing Document (whether due at maturity or by reason of acceleration or demand or as part of any prepayment or otherwise); provided, however, that with respect to payments of interest only, Borrower shall have five (5) Business Days after such payment has become due in which to make such payment to Lender in full before such overdue payment shall constitute an Event of Default hereunder (it being agreed that there shall be no grace period for failure to pay principal or any Reimbursement Obligation).

Section 19.            Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.2           Acceleration.  Upon the occurrence and at any time during the continuance of any Event of Default, the Lender, by written notice to the Borrower, may (i) terminate the right of the Borrower to borrow any further Loans under the Revolving Credit Facility and Term Loan Facility or to request any Letters of Credit under the Letter of Credit Facility, and/or (ii) declare the entire unpaid principal balance of the Notes and all Loans and any or all other Secured Obligations, and all accrued and unpaid interest under the Notes and on all Loans, to be due and payable immediately, and upon any such declaration the entire unpaid principal balance of the Notes and all Loans and all accrued and unpaid interest under the Notes and on all Loans (and any other Secured Obligations so declared by the Lender) shall become and be immediately due and payable and/or (iii) require the Borrower to deposit additional cash with the Lender in an amount equal to the Letter of Credit Obligations (which cash may, at the Lender’s discretion, be applied to payment or repayment of any Reimbursement Obligation or other Secured Obligations, or be held as additional Collateral (and subsequently so applied at any time)), all without the need for presentment, demand for payment, protest, notice of dishonor or protest or other notice of any kind all of which are expressly waived by the Borrower; provided, however, that upon the occurrence of any of the events specified in subparagraphs (i) and (j) above, (i) the right of the Borrower to borrow under the Revolving Credit Facility and Term Loan Facility or request Letters of Credit under the Letter of Credit Facility shall automatically be terminated, (ii) the entire unpaid principal balance of the Loans and the Notes, and all unpaid and accrued interest under the Notes and all Loans and all other Secured Obligations, shall be immediately due and payable without any notice whatsoever, and (iii) the Borrower shall be required to deposit additional cash with the Lender, in an amount equal to the Letter of Credit Obligations (which cash may, at the Lender’s discretion, be applied to payment or prepayment of any Reimbursement Obligation or other Secured Obligations, or be held as additional Collateral (and subsequently so applied at any time), all without the need for presentment, demand for payment, protest, notice of dishonor or protest or other notice of any kind all of which are hereby expressly waived by the Borrower, and Lender shall have, upon the occurrence and during the continuance of any Event of Default, all other rights, remedies, and powers provided to the Lender under the Financing Documents, any other agreement, instrument or other document or Applicable Law.

Section 20.            Section 8.6 of the Credit Agreement is amended by substituting the following as the address for notices to the Lender:

Fleet Capital Corporation

Attention:  Mary G. Murphy, Vice President

200 Glastonbury Boulevard

Glastonbury, Connecticut 06033

Telecopy:  (860) 368-6029

With a copy to:

Tyler Cooper & Alcorn, LLP

CityPlace — 35th Floor

Hartford, Connecticut 06103-3488

Attention:  Thomas S. Marrion

Telecopy: (860) 278-3802

Section 21.  Section 8.7 of the Credit Agreement is hereby amended by inserting at the end of clause (c)(i), after the words “Financing Documents”, the phrase “or any Letter of Credit”.

Section 22.  The following respective definitions shall be added to and included in Appendix A to the Credit Agreement, which definitions shall be inserted in their proper alphabetical order therein:

“Letters of Credit”: as defined in Section 1.12 of the Credit Agreement.

“Letters of Credit Facility”:  the letter of credit facility established pursuant to the Credit Agreement.

“Letter of Credit Obligations”: shall mean, at any particular time, the sum of (i) the aggregate amount available to be drawn under all Letters of Credit then outstanding and (ii) the aggregate amount of all then unpaid Reimbursement Obligations.

“Reimbursement Obligations”: all obligations of the Borrower to reimburse the Lender for any and all payments made by the Lender pursuant to any and all Letters of Credit.

Section 23.  The following definitions contained in Appendix A to the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“Borrowing Base”:  as of any particular time, the sum of (i) eighty-five percent (85%) of the then Eligible Receivables and (ii) the lesser of (a) twenty-five percent (25%) of the amount of the then Eligible Inventory or (b) $1,500,000; provided that it is further understood and agreed that for purposes of calculating the Borrowing Base, (1) Eligible Inventory of TFCI shall not exceed $500,000, (2) Eligible Receivables of TFCI shall not exceed $500,000, and (3) Eligible Inventory at the Massachusetts Site shall not exceed $500,000.  The Lender shall have the right to decrease any such percentages provided that the Lender acts in good faith in doing so.

“Financing Documents”:         (a)       this Agreement, the Note, the Guaranty Agreement, of even date herewith, between TFCI and the Lender, and the Guaranty Agreement, of even date herewith, between Avest, and the Lender, the Pledge Agreement, of even date herewith, from the Borrower to the Lender, the Borrower’s Questionnaire, and the Company’s Questionnaire, any landlord’s waiver(s), any reimbursement agreements and/or letter of credit applications, and (b) any other written agreement, instrument, certificate, financing statement, landlord waiver(s), the Mortgage, any and all swap or hedging agreements between the Borrower and the Lender and any related documents or other document, whether now or hereafter existing, executed or delivered in connection with or otherwise related to any of the agreements, instruments or other documents referred to in clause (a) or otherwise relating in any way to any of the

Loans, Letters of Credit or any Collateral, as any of the foregoing referred to in clause (a) or (b) may be amended, supplemented or otherwise modified from time to time.

“Permitted Indebtedness”:

(a)           any Loans, the Reimbursement Obligations and any other Indebtedness owed to the Lender;

(b)           annual real property rental expenses of Borrower permitted under Section 5.14 of the Credit Agreement;

(c)           Indebtedness in respect of taxes, assessments, governmental charges, levies and claims which at the time are not required to be paid under Section 4.4 of the Credit Agreement;

(d)           Indebtedness secured by Permitted Liens; and

(e)           operating leases for personal property entered into in the ordinary course of business consistent with the Borrower’s past practices and permitted under Section 5.14 of the Credit Agreement.

“Revolving Credit Loan Termination Date”:  April 30, 2005.

“Revolving Credit Maturity Date”:  April 30, 2005.

“Secured Obligations”: (a) all indebtedness, obligations and liabilities of the Borrower to the Lender under this Agreement or the Notes (including, but not limited to, any and all principal, interest, Reimbursement Obligations and all amounts under Section 8.7 of the Credit Agreement) or any other Financing Documents, whether now existing or hereafter arising and whether for payment or performance; and (b)all other indebtedness, obligations, and liabilities of Borrower to the Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (including, but not limited to, any and all future advances), regardless of how the same arise or by what instrument, agreement, or book account they may be evidenced, or whether evidenced by any instrument, agreement, or book account, including, but not limited to, all loans (including any loan by renewal or extension), all other indebtedness, all guarantees, all reimbursement obligations or other obligations relating to letters of credit and the like, and all obligations under swap and hedging agreements and other swap and hedging arrangements and the like; provided that, with respect to TFCI and the Security Interest it grants hereunder in its Collateral, Secured

Obligations shall also mean, in addition to the above, all indebtedness, obligations, and liabilities of TFCI to the Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (including, but not limited to, any and all future advances), regardless of how the same arise or by what instrument, agreement, or book account they may be evidenced, or whether evidenced by any instrument, agreement, or book account, including, but not limited to, all loans (including any loan by renewal or extension), all other indebtedness, all guarantees, all reimbursement obligations or other obligations relating to letters of credit and the like, and all obligations under swap and hedging agreements and other swap and hedging arrangements and the like, including without limitation any guaranty of TFCI under any of the Financing Documents.

“Term Loan Maturity Date”:  April 30, 2005.

Section 24.  The definition of “Eligible Receivables” in Appendix A of the Credit Agreement is hereby amended by amending and restating clause (vii) thereof to read in its entirety as follows:

(vii)  The Account is not due from (a) the United States or any agency, department or subdivision thereof unless the rights to such Account have been validly assigned to the Lender in accordance with all applicable requirements of Applicable Law; or (b) any state or municipality or any agency, department or subdivision thereof; or (c) any account debtor located outside the United States unless such Account is secured by a letter of credit from a bank acceptable to the Lender and which letter of credit is in form and substance acceptable to the Lender (provided, however, that notwithstanding clauses (a) and (b), above, Eligible Receivables may include Accounts due from the United States and any state or municipality or any agency, department or subdivision thereof, in an amount up to the lesser of (x) $250,000 or (y) ten percent (10%) of the then total amount of Eligible Receivables, so long as such Accounts otherwise qualify as Eligible Receivables in accordance with the requirements of this Agreement).

Section 25.  Exhibit A-1 to the Credit Agreement (form of Revolving Credit Note) is amended and restated as set forth in Exhibit A-1 attached hereto, and Exhibit A-2 to the Credit Agreement (form of Term Loan Note) is amended and restated as set forth in Exhibit A-2 attached hereto.

PART II.   REPRESENTATIONS AND WARRANTIES

Section 1.              To induce the Lender to enter into this Agreement, each of the Borrower and TFCI hereby represents and warrants and covenants to the Lender that:

(i)    The execution, delivery and performance by the Borrower, TFCI, and Avest of this Amendment, the Guaranty Confirmation Agreement (in the case of TFCI and Avest) and any related documents have been duly authorized by all necessary corporate action on the part of the Borrower, TFCI, or Avest, as the case may be, and do not violate, conflict with, or result in a breach of the certificate of incorporation or by-laws of Borrower, TFCI, or Avest, as the case may be, or any agreement or instrument or court order or judgment to which Borrower, TFCI, or Avest, as the case may be, is a party or which is binding upon Borrower, TFCI, or Avest, as the case may be, or any of their properties.  This Amendment, and any related documents to which the Borrower, TFCI, or Avest is a party are the respective legal, valid and binding obligations of the Borrower, TFCI, or Avest, as the case may be, enforceable in accordance with their respective terms.

(ii)   The Credit Agreement as amended hereby and all other Financing Documents (as defined in the Credit Agreement) to which the Borrower, TFCI, or Avest, as the case may be, is a party are the respective legal, valid and binding obligations of the Borrower, TFCI, or Avest, as the case may be, enforceable in accordance with their respective terms.

(iii)  The security interests granted by the Borrower and TFCI, pursuant to the Credit Agreement, in the Collateral (as defined in the Credit Agreement) remain in full force and effect and secure the payment and performance of all Secured Obligations (as defined in the Credit Agreement).

(iv)  Neither the Borrower, TFCI, nor Avest, as of the date hereof, has any claim, defense, counterclaim, or right of offset against the Lender, whether relating to the Credit Agreement or otherwise.

(v)   All representations and warranties of the Borrower, TFCI, or Avest, as the case may be, under the Credit Agreement and the other Financing Documents to which it is a party are true and correct as of the date hereof.

(vi)  All interests of the Borrower, as lessee, in the Plainview Real Estate are subordinate to the Mortgage.

PART III.   CONDITIONS PRECEDENT

Section 1.      The Lender’s agreement to enter into the amendments set forth in this Amendment is contingent upon the following conditions precedent being satisfied by the Borrower:

(a)   The Borrower, TFCI, and Avest shall execute and deliver this Amendment and such other documents as the Bank may reasonably require, including without limitation the documents listed in the Closing Checklist attached hereto as Exhibit B.

(b)   TFCI and Avest shall execute and deliver a Guaranty Confirmation Agreement in form and substance reasonably satisfactory to the Lender and such other documents as the Bank may reasonably request.

(c)   Each of the Borrower, TFCI, and Avest shall cause the delivery of a certificate of its corporate secretary or assistant secretary (i) certifying (and attaching) resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Amendment and the Guaranty Confirmation Agreement (in the case of TFCI and Avest) and any related documentation, (ii) certifying that no amendments have been made to the certificate of incorporation or by-laws of the Borrower, TFCI, or Avest (or, if such changes have been made, attaching copies of the relevant amendment documents), and (iii) certifying as to the incumbency (and signature) of any officer of the Borrower, TFCI, or Avest, as the case may be, which executes and delivers this Amendment (or in the case of TFCI and Avest, the Guaranty Confirmation Agreement) and any related documentation.

(d)   The Borrower shall pay the fees and disbursements of the Lender’s legal counsel incurred in connection with this Amendment and any related documents and matters.

PART IV.   MISCELLANEOUS

Section 1.      Except as amended hereby, the Credit Agreement (as previously amended by Amendment No.1, Amendment No.2, and Amendment No.3) shall remain in full force and effect.

Section 2.      This Amendment (i) may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be considered one instrument and (ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.      This Amendment shall be construed in accordance with and governed by the laws of the State of Connecticut.

Section 4.      The Borrower shall pay all of the fees and disbursements of the Lender’s legal counsel incurred in connection with this Amendment and any related documents and matters.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

ASTREX, INC.

By:	/s/	Michael McGuire
Michael McGuire
President

T.F. CUSHING, INC.

By:	/s/	Michael McGuire
Michael McGuire
President

AVEST, INC.

By:	/s/	Michael McGuire
Michael McGuire
President

FLEET CAPITAL CORPORATION

By:	/s/	Mary G. Murphy
Mary G. Murphy
Vice President

EXHIBIT A-1

FORM OF AMENDED AND RESTATED

REVOLVING CREDIT NOTE

THIRD AMENDED AND RESTATED REVOLVING
CREDIT PROMISSORY NOTE

$3,150,000.00	Stamford, Connecticut
April 30, 2002

FOR VALUE RECEIVED, ASTREX, INC., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of FLEET CAPITAL CORPORATION (the “Lender”), at the office of the Lender located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, or such other office as the holder hereof may designate, in lawful money of the United States and in immediately available funds, the principal sum of Three Million One Hundred Fifty Thousand Dollars ($3,150,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Loans (as defined in the Credit and Security Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit and Security Agreement, together with interest thereon as provided for below.  All capitalized terms unless defined herein shall have the meanings assigned to them in the Credit and Security Agreement.

1.             Payment of Principal.  Borrower shall pay the outstanding principal balance of each Revolving Credit Loan in full on the Revolving Credit Maturity Date.

2.             Interest Rate: Payment of Interest.  Borrower shall pay interest on the aggregate unpaid principal balance of the Revolving Credit Loans outstanding from time to time at the applicable rate or rates set forth in the Credit and Security Agreement dated July 9, 1997 between the Borrower, T.F. Cushing, Inc. and the Lender, as amended, supplemented or otherwise modified from time to time (the “Credit and Security Agreement”).  Interest shall be payable, in arrears, and on each Revolving Credit Interest Payment Date and shall also be payable on the Revolving Credit Maturity Date.  Anything contained in this Note to the contrary notwithstanding, during any period in which an Event of Default is continuing, the interest rate hereunder shall, at the option of the Lender, be increased to the Default Rate, and all interest accruing at such rate shall be payable upon demand by the Lender.

Interest shall commence to accrue on the date hereof and shall continue to accrue until all principal hereof is paid in full (whether before or after maturity or judgment).  Interest under this Note shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

3.             Optional and Mandatory Prepayments.  Optional and mandatory prepayments of the Revolving Credit Loans shall be made in accordance with Section 1.7 of the Credit and Security Agreement.

4.             Expenses.  Borrower shall pay or reimburse the Lender, on demand, for all costs and expenses, including, but not limited to, the reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed by the Lender, incurred in the administration, preservation, defense, protection, or collection or other enforcement of this Note or in foreclosing or otherwise enforcing any security interest securing the payment of this Note or in sustaining or protecting the lien or priority of any such security interest, or in attempting to do any of the foregoing.

5.             Credit and Security Agreement; Lender’s Records.  This Note evidences Revolving Credit Loans under, and has been executed and delivered by the Borrower in accordance with, the terms and conditions of the Credit and Security Agreement, which Credit and Security Agreement, among other things, contains provisions with respect to prepayment (optional and mandatory), and the acceleration of the unpaid principal of, and accrued and unpaid interest on the Revolving Credit Loans upon the occurrence and at any time during the continuance of any Event of Default.  The Lender is entitled to the benefits of the Credit and Security Agreement and the other Financing Documents and may enforce the covenants and other agreements of the Borrower contained therein, and the Lender may exercise the respective rights, remedies and powers provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

The records of the Lender shall be prima facie evidence of the Revolving Credit Loans, any accrued interest thereon and all principal and interest payments made in respect thereof; provided, that no failure of the Lender to timely record any transaction, or any error therein, shall in any way affect or impair any liability or other obligation of the Borrower to the Lender.

6.             Certain Waivers.  Borrower and any indorser hereof or any other party hereto or any guarantor hereof (collectively, the “Obligors”) and each of them (i) waive(s) presentment, diligence, protest, demand, notice of demand, notice of acceptance or reliance, notice of non-payment, notice of dishonor, notice of protest and all other notices to parties in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any collateral or other security; (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note, any other Financing Document or the debt(s) or collateral evidenced hereby or thereby or any waivers of any term hereof or thereof, any release, surrender, taking of additional, substitution, exchange, failure to perfect or record any interest in, failure to preserve or realize upon, failure to lawfully dispose of, or any other impairment of, any collateral or other security, or any other failure to act by the Lender or any other forbearance or indulgence shown by the Lender, from time to time and in one or more instances (without notice to or assent from any of the Obligors) and agree(s) that none of the foregoing shall release, discharge or otherwise impair any of their liabilities; (iii) agree(s) that the full or partial release or discharge of any Obligor(s) shall not release, discharge or otherwise impair the liabilities of any other Obligor(s); and (iv) waive(s) any defenses based on suretyship or impairment of collateral.

7.             Commercial Transaction: Jury Waiver.  (a) THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A “COMMERCIAL TRANSACTION” WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THAT ANY MONIES, PROPERTY OR SERVICES WHICH ARE THE SUBJECT OF SUCH TRANSACTION ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.  THE BORROWER HEREBY WAIVES ANY RIGHT WHICH BORROWER MIGHT HAVE TO A NOTICE AND A HEARING, UNDER SECTIONS 52-278a-52-278g, INCLUSIVE, OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER APPLICABLE FEDERAL OR STATE LAW.  IN THE EVENT THE LENDER (OR ITS SUCCESSORS OR ASSIGNS) SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS NOTE, THE CREDIT AND SECURITY AGREEMENT OR ANY OTHER FINANCING DOCUMENT.

(b)           THE BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH THIS NOTE OR ANY OTHER FINANCING DOCUMENT.

8.             Binding Nature.  This Note shall bind the Borrower and Borrower’s successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  The term “Lender” as used herein shall include, in addition to the Lender, any successors, indorsees, or other assignees of Lender and shall also include any other holder of this Note.  Any transferee of this Note shall have the rights of a holder in due course under Article 3 of the Connecticut Uniform Commercial Code if the transferee took rights under this Note in good faith for value and without notice of a claim or defense.

9.             Governing Law.  This Note shall be governed by, and construed and interpreted in accordance with the laws the State of Connecticut, without regard to its rules pertaining to conflicts of laws thereunder.

10.           Amended and Restated Note.  This Note (i) amends and restates the Second Amended and Restated Revolving Credit Promissory Note, dated May 14, 1999, from the Borrower to Fleet National Bank (the “Existing Note”), (ii) evidences, in addition to any Revolving Credit

Loans made by the Lender on or after the date hereof, any Revolving Credit Loans outstanding as of the date hereof and previously evidenced by the Existing Note and (iii) and is a modification with respect to, and does not constitute a novation of, any such outstanding Revolving Credit Loans.

Anything contained herein to the contrary notwithstanding, and in addition to, and not in limitation of, any other obligations of the Borrower hereunder, the Borrower shall pay to the Lender in accordance with the Credit and Security Agreement any unpaid interest which has accrued under the Existing Note, as of the date hereof, on any outstanding Revolving Credit Loans.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year first written above.

WITNESSES:		ASTREX, INC.

/s/	Mary Murphy	By:	/s/	Michael McGuire
Name:

/s/	Lori A. Sarnataro
Name:

EXHIBIT A-2

FORM OF AMENDED AND RESTATED

TERM NOTE

AMENDED AND RESTATED TERM LOAN PROMISSORY NOTE

$850,000.00	Stamford, Connecticut
April 30, 2002

FOR VALUE RECEIVED, ASTREX, INC., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of FLEET CAPITAL CORPORATION (the “Lender”), at the office of the Lender located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, or such other office as the holder hereof may designate, in lawful money of the United States and in immediately available funds, the principal sum of Eight Hundred Fifty Thousand Dollars ($850,000.00), together with interest thereon as provided for below.  All capitalized terms unless defined herein shall have the meanings assigned to them in the Credit and Security Agreement.

1.             Payment of Principal.  Borrower shall pay the outstanding principal balance of the Term Loan in full on the Term Loan Maturity Date.

2.             Interest Rate; Payment of Interest.  Borrower shall pay interest on the aggregate unpaid principal balance of the Term Loan outstanding from time to time at the applicable rate or rates set forth in Credit and Security Agreement, dated July 9, 1997 between the Borrower, T.F. Cushing, Inc. and the Lender, as amended, supplemented or otherwise modified from time to time (the “Credit and Security Agreement”).  Interest shall be payable, in arrears, and on each Term Loan Interest Payment Date and shall also be payable on the Term Loan Maturity Date.  Anything contained in this Note to the contrary notwithstanding, during any period in which an Event of Default is continuing, the interest rate hereunder shall, at the option of the Lender, be increased to the Default Rate, and all interest accruing at such rate shall be payable upon demand by the Lender.

Interest shall commence to accrue on the date hereof and shall continue to accrue until all principal hereof is paid in full (whether before or after maturity or judgment).  Interest under this Note shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

3.             Optional and Mandatory Prepayments.  Optional and mandatory prepayments of the Term Loan shall be made in accordance with Section 1.7 of the Credit and Security Agreement.

4.             Expenses.  Borrower shall pay or reimburse the Lender, on demand, for all costs and expenses, including, but not limited to, the reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed by the Lender, incurred in the administration, preservation, defense, protection, or collection or other enforcement of this Note or in foreclosing or otherwise enforcing any security interest securing the payment of this Note or in sustaining or protecting the lien or priority of any such interest, or in attempting to do any of the foregoing.

5.             Credit and Security Agreement; Lender’s Records.  This Note evidences the Term Loan under, and has been executed and delivered by the Borrower in accordance with, the terms and conditions of the Credit and Security Agreement, which Credit and Security Agreement, among other things, contains provisions with respect to prepayment (optional and mandatory), and the acceleration of the unpaid principal of, and accrued and unpaid interest on the Term Loan upon the occurrence and at any time during the continuance of any Event of Default.  The Lender is entitled to the benefits of the Credit and Security Agreement and other Financing Documents and may enforce the covenants and other agreements of the Borrower contained therein, and the Lender may exercise the respective rights, remedies and powers provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

The records of the Lender shall be prima facie evidence of the Term Loan, any accrued interest thereon and all principal and interest payments made in respect thereof; provided, that no failure of the lender to timely record any transaction, or any error therein, shall in any way affect or impair any liability or other obligation of the Borrower to the Lender.

6.             Certain Waivers.  Borrower and any indorser hereof or any other party hereto or any guarantor hereof (collectively, the “Obligors”) and each of them (i) waive(s) presentment, diligence, protest, demand, notice of demand, notice of acceptance or reliance, notice of non-payment, notice of dishonor, notice of protest and all other notices to parties in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any collateral or other security; (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note, any other Financing Document or the debt(s) or collateral evidenced hereby or thereby or any waives of any term hereof or thereof, any release, surrender, taking of additional, substitution, exchange, failure to perfect or record any interest in, failure to preserve or realize upon, failure to lawfully dispose of, or any other impairment of , any collateral or other security, or any other failure to act by the Lender or any other forbearance or indulgence shown by the Lender, from time to time, and in one or more instances (without notice to or assent from any of the Obligors) and agree(s) that none of the foregoing shall release, discharge or otherwise impair any of their liabilities; (iii) agree(s) that the full or partial release or discharge of any Obligor(s) shall not release, discharge or otherwise impair the liabilities of any other Obligor(s); and (iv) waive(s) any defenses based on suretyship or impairment of collateral.

7.             Commercial Transaction; Jury Waiver.        (a)  THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A “COMMERCIAL TRANSACTION” WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THAT ANY MONIES, PROPERTY OR SERVICES WHICH ARE THE SUBJECT OF SUCH TRANSACTION ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.  THE BORROWER HEREBY WAIVES ANY RIGHT WHICH BORROWER MIGHT HAVE TO A NOTICE AND A HEARING, UNDER SECTIONS 52-278a-52-278g.  INCLUSIVE, OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE LENDER (OR ITS SUCCESSORS OR ASSIGNS) SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS NOTE.  THE CREDIT AND SECURITY AGREEMENT OR ANY OTHER FINANCING DOCUMENT.

(b)           THE BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH THIS NOTE OR ANY OTHER FINANCING DOCUMENT.

8.             Binding Nature.  This Note shall bind the Borrower and Borrower’s successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  The term “Lender” as used herein shall include, in addition to the Lender, any successors, indorsees, or other assignees of Lender and shall also include any other holder of this Note.  Any transferee of this Note shall have the rights of a holder in due course under Article 3 of the Connecticut Uniform Commercial Code if the transferee took rights under this Note in good faith for value and without notice of claim or defense.

9.             Governing Law.  This Note shall be governed by, and construed and interpreted in accordance with the laws the State of Connecticut, without regard to its rules pertaining to conflicts of laws thereunder.

10.           Amended and Restated Note.  This Note (i) amends and restates the Term Loan Promissory Note, dated May 14, 1999, from the Borrower to Fleet National Bank (the “Existing Note”), (ii) evidences, in addition to any portion of the Term Loan made by the Lender on or after the date hereof, any portion of the Term Loan outstanding as of the date hereof and previously evidenced by the Existing Note and (iii) and is a modification with respect to, and does not constitute a novation of, any such outstanding portion of the Term Loan.

Anything contained herein to the contrary notwithstanding, and in addition to, and not in limitation of, any other obligations of the Borrower hereunder, the Borrower shall pay to the Lender in accordance with the Credit and Security Agreement any unpaid interest which has accrued under the Existing Note, as of the date hereof, on any outstanding portion of the Term Loan.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year first written above.

WITNESS:		ASTREX, INC.

/s/	Mary Murphy	By:	/s/	Michael McGuire
Name:

/s/	Lori A. Sarnataro
Name:

EXHIBIT B

CLOSING CHECKLIST

1.               Assignment of Loan Documents (Fleet National Bank to Fleet Capital Corporation)

2.               Amendment No. 4 to Credit Agreement

3.               Third Amended and Restated Revolving Credit Note

4.               First Amended and Restated Term Loan Promissory Note

5.               Guaranty Confirmation Agreement

6.               Mortgage Modification Agreement — Avest, Inc.

7.               Endorsement to Title Insurance Policy (Avest Mortgage)

8.               UCC, judgment lien, and tax lien searches

a.               Astrex, Inc.

b.              T.F. Cushing, Inc.

c.               Avest, Inc.

9.               Corporate Documents

a.               Astrex, Inc.

i.                                          Certificate of Legal Existence (Delaware)

ii.                                       Certificate of Qualification as a Foreign Corporation (New York)

iii.                                    Secretary’s Certificate (Certificate of Incorporation, Bylaws, Resolutions, Incumbency)

b.              T.F. Cushing, Inc.

i.                                          Certificate of Legal Existence (Massachusetts)

ii.                                       Secretary’s Certificate (Certificate of Incorporation, Bylaws, Resolutions, Incumbency)

c.               Avest, Inc.

i.                                          Certificate of Legal Existence (Delaware)

ii.                                       Secretary’s Certificate (Certificate of Incorporation, Bylaws, Resolutions, Incumbency)

10.         Evidence of Continuing Insurance Coverage